FIRST AMENDMENT TO LOUISIANA-PACIFIC CORPORATION 2019 EMPLOYEE STOCK PURCHASE PLAN This FIRST AMENDMENT TO THE LOUISIANA-PACIFIC CORPORATION 2019 EMPLOYEE STOCK PURCHASE PLAN (the “Amendment”), is effective as of April 26, 2022, by LOUISIANA-PACIFIC CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Company”): WHEREAS, the Company sponsors and previously adopted the Louisiana-Pacific Corporation 2019 Employee Stock Purchase Plan, dated as of October 31, 2018 (the “Plan”); WHEREAS, Section 23 of the Plan provides that the Compensation Committee (the “Committee”) of the Company’s Board of Directors may amend the Plan from time to time; WHEREAS, effective as of April 26, 2022, the Committee wishes to amend the Plan to reflect that purchases and deliveries of Company Stock under the Plan may include fractional shares if determined administratively feasible by the Committee and to make other corresponding changes. NOW, THEREFORE, the Plan is amended effective as of April 26, 2022, as follows: 1. Section 11(a)(i) of the Plan is amended to read as follows: “(i) Generally. Except as provided in Section 11(a)(ii), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of shares of Stock (including fractional Shares if determined administratively feasible by the Committee) determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.” 2. The third sentence of Section 11(a)(ii) of the Plan is amended to read as follows: “On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of shares of Stock (including fractional Shares if determined administratively feasible by the Committee) determined in accordance with Section

11(a)(i) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock.” 3. Section 11(b) of the Plan is amended by deleting the last sentence thereof. 4. Section 11(c) of the Plan is amended to read as follows: “(c) Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the whole and fractional shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (i) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (ii) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (iii) by delivering such shares of Stock to the Participant in certificate form.” 5. Section 11(d) of the Plan is amended by deleting the last sentence thereof. * * * IN WITNESS THEREOF, this First Amendment has been duly executed below, and is effective as of the date provided above. LOUISIANA-PACIFIC CORPORATION By: Name: Title: Member, Compensation Committee 32791670.1